Brazos Mutual Funds
(Class Y Shares)

Supplement dated February 25, 2000 to the
Statement of Additional Information dated December 31, 1999


     The third clause in the second sentence of the first paragraph under the heading "Redemption of Shares---Signature Guarantees" on page 25 of the Statement of Additional Information is replaced in its entirety with the following:

          (3) redemption requests that are $5,000,000 or more.